                                                                EXHIBIT 10.08(e)

Confidential treatment with respect to certain information in this Exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this Exhibit have been omitted from the material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                      DEVELOPMENT AGREEMENT NO.037-001-96

                   DEVELOPING ADVANCED ROUTINE TOOLS (DARTS)

         This Development Agreement is entered into on the 15TH day of OCTOBER, 1996 by and between U S WEST Business Resources, Inc. as agent for U S WEST Advanced Technologies, Inc., a Colorado corporation ("USW-Technologies"), U S WEST Communications, Inc., a Colorado corporation ("USW-Communications"), (hereinafter USW-Technologies, USW-Communications and their Affiliates will be collectively referred to as "Licensee"), and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

ARTICLE 1 - RECITALS

         1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date.

         1.2 Licensee and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a project of specific research, experimentation and development as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

ARTICLE 2 - DEFINITIONS

         2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

         2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.


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

         2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

                  (a)   any Deliverable Performance Specifications; and

                  (b)   a listing which identifies and describes, as to the
                        Project:

                        (i) any Deliverables intended to be created in the course of the Project; and

                        (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

                        (iii) any Licensee Proprietary Information or Licensee
                              Confidential Information to be made available to CGI in the course of the Project; and

                        (iv) any Generic Research Technology intended to be created in the course of the Project.

         2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

         2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

ARTICLE 3 - EFFECT OF THE GLA

         This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology developed hereunder is vested in U S WEST in accordance with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto.

ARTICLE 4 - PROJECT DESCRIPTION

         4.1 The Project Description is set forth in Exhibit 1 attached hereto.

         4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in
Article 8 of the GLA regarding any Deliverable Performance Specifications set forth in Exhibit 1 of this Development

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

Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT

         5.1 CGI's Projected Cost for the Project is $[ ]. An itemized account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in
Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

         5.2 Licensee shall pay to CGI, in consideration for CGI's performance
of its obligations under this Development Agreement, the sum of $   *   in
accordance with the payment schedule set forth in Article 5 of the GLA.

"*" REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS DEVELOPMENT AGREEMENT

                           ARTICLE 6 - PROJECTED DATE

         6.1 The Projected Date for completion of the Project is JANUARY 31, 1997. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

         6.2 CGI shall use its best efforts to complete the Project by the Projected Date. Except for the obligations set forth in Article 9 of the GLA regarding any Agreed Completion Date set forth in Exhibit 3 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will be completed on any date certain, including the Projected Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS

         7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.

         7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and shall not include installation.

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

                            ARTICLE 8 - INSTALLATION

         8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee's facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

         8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities during and after installation.

                        ARTICLE 9 - OPERATIONAL TRAINING

         CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE

         CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS

         Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement, will be evidenced by a written supplement to this Development Agreement executed by both parties.


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

                            ARTICLE 12 - INTEGRATION

         This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

         IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                             LICENSEE

By:    /s/ BRUCE D. RUSSELL                      By:    /s/ BARBARA IRWIN
       ------------------------                         -----------------------
Title: EVP/COO                                   Title: IR Director
       ------------------------                         -----------------------
Date:  10/16/96                                  Date:  10/14/96
       ------------------------                         -----------------------

                                              U S WEST Business Resources, Inc.
                                              Acting as Agent for:   LICENSEE

                                              By:
                                                     --------------------------
                                              Title:
                                                     --------------------------
                                              Date:
                                                     --------------------------


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

                        EXHIBIT 1 - PROJECT DESCRIPTION

OVERVIEW

This Development Agreement outlines the proposed scope of consulting services to be performed by Carnegie Group, Inc. (CGI) for U S WEST's Developing Advanced Routine Tools (DART) strategy. CGI's understanding of this project is that U S WEST has engaged us to do:

Rapid analysis of approximately 9 Application Programming Interfaces (APIs) and
     2 3270 "screen scraping" interfaces to selected legacy operational systems initially. Then, subsequent analysis and inventory of additional interfaces that could be utilized in later phases of this project.

A parallel ""Fetch/Stuff"" Engine proof of concept development effort that will support the service delivery process in the [ ] and [ ] market units by reducing the time a CCE is engaged with customers in the new service order process.

CGI proposes to provide U S WEST with a proof of concept ""Fetch/Stuff"" Engine and associated short term deliverables that support U S WEST's overall development efforts for this project. CGI's efforts will also support the business usability testing required to bring improvements to the work processes (i.e. decreasing customer contact time for CCEs) in the Service Delivery Centers.

CGI believes that a U S WEST /CGI "partnership" approach to this project can leverage the work already accomplished by U S WEST in the area of legacy system interface evaluation and inventory management for incorporation into a "Fetch/Stuff" Engine framework. This will translate into time and schedule economies that provide U S WEST with a "quick win" and demonstrable value in the near term, while laying the appropriate technical foundation to make the longer-term, overall effort a success.

From a conceptual level, CGI proposes to do the following:

Partner with U S WEST to rapidly assess and inventory existing software code interfaces (API's, screen scrapes, etc.) to the appropriate [ ] and [ ] legacy systems impacting the ""Fetch/Stuff"" Engine effort. Once the appropriate interfaces are identified, tested and documented, the interface inventory effort will focus on a broader sampling of these as well as other appropriate legacy systems for possible inclusion in the "Fetch/Stuff" Engine at a later date.

Perform business and technical validation with U S WEST to quickly determine appropriate legacy interfaces to re-use and/or consolidate into the "Fetch/Stuff" Engine project.

Develop the proof of concept "Fetch/Stuff" intelligent software Engine which initially incorporates approximately 9 API and 2 "3270 "screen scrape" interfaces to selected legacy systems. These 11 legacy interface-related items are listed in the Deliverables section of this document.

Develop scripting API from the NT/Notes client to the "Fetch/Stuff" Engine.


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

The CGI approach to and deliverables from this project provide U S WEST with a manageable short term solution which delivers the right foundation and framework for incremental, scalable development towards a longer term production solution. The intent is to provide U S WEST with a quick "win" Legacy Interface Inventory Effort, a proof of concept "Fetch/Stuff" Engine solution, and to demonstrate the value CGI can bring to this project in a "partnership" role with U S WEST.

We believe that this "phased" approach to the overall project allows U S WEST to team with CGI and appropriately leverage U S WEST business and technical resources at the pace the organizational needs of the project dictate. It also positions both companies to be mutually successful in the longer-term, subsequent phases of the overall effort.

CGI ROLES AND RESPONSIBILITIES

The following activities are to be performed by CGI:

Develop an overall project schedule for this effort based on joint CGI/U S WEST input.

Technical project management (for CGI's portions).

Create monthly status reports documenting project progress.

Document and catalog an inventory of existing interfaces to selected legacy systems (to be determined by U S WEST). The following information is provided for each interface:

     Purpose of the interface

     Ownership organization

     Project (business/technical purpose) for which the interface was developed

     Interface approach (e.g. TN3270 or API)

     Current status (development, production, etc.)

     Percent (%) reusability for DART project

Create the following technical documentation for the proof-of-concept system:

     High level Requirements Specification

     High level Design Specification

     Integration Test Plan

     Interface Specification/User Guide

Design/develop/implement the following components of the proof-of-concept system:

     Scripting API from NT/Notes client to "Fetch/Stuff" Engine

     "Fetch/Stuff" Engine Server


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

     "Fetch/Stuff" Engine Message Parser

     Approximately 9 legacy system API interfaces in the "Fetch/Stuff" Engine

     Approximately 2 3270 "screen scrape" legacy system interfaces

Conduct unit and integration testing for the proof of concept "Fetch/Stuff"
    Engine.

Provide knowledge transfer to U S WEST for maintenance, training, etc.

Support system and acceptance testing.

U S WEST ROLES AND RESPONSIBILITIES

The following activities are to be performed by U S WEST:

Provide administrative project management and appropriate sponsorship support to aid CGI in gaining access to internal IT groups who provide either legacy system expertise and/or software.

Provide subject matter expertise on legacy systems as needed by the project schedules.

Acquire and install all development hardware and software required by the end of Week 2.

Provide communication network access from the development server to each legacy system that U S WEST directs CGI to implement in the "Fetch/Stuff" Engine.

Provide system administration and database administration for software and hardware platforms.

Specify documentation standards, formats, and templates that CGI is required to follow in all project deliverables by the end of week 2 of the project.

Manage scope and expectations with end user clients.

System test and acceptance test the DART system with the "Fetch/Stuff" Engine included.

Conduct user training for the DART system.

JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES

CGI and U S WEST are jointly responsible for the following activities:

Identification and acceptance decision on which legacy system interfaces are in a production-ready state and are to be included in the proof-of-concept "Fetch/Stuff" Engine by the end of week 4.

Develop system administration informal notes for the proof-of-concept system.

Hold weekly status meeting where time, progress, plans, and issues are presented and action items are assigned for resolution.


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

Follow change management procedures. (It is anticipated that U S WEST has already defined change management procedures. Otherwise, CGI's standard change management procedures can be incorporated into this project.)

Define the success criteria for the project.

SCOPE AND DELIVERABLES

The following comprise the general scope and deliverables envisioned by CGI for this project:

Legacy System Inventory Assessment Document. This deliverable initially documents legacy system interfaces for the specific legacy systems which impact the "Fetch/Stuff" Engine Proof of Concept. CGI intends to focus on the areas that support a basic customer new connect order. The following areas are planned for the effort based on joint (CGI/U S WEST) acceptance of their re-usability and/or production-ready status:

     [       ] - Facilities Check

     [       ] - Address Verification

     [       ] - TN Selection

     [       ] - Select Carrier

     [       ] - Get CSR

     [       ] - Get CSR

     [       ] - Get Bill (USW is already doing work on this)

     [       ] - Get Bill (USW is already doing work on this)

     Appointment Scheduler - Get Next Appointment

     2 "3270 screen scrapes" - Bill Balance, Duplicate Bill

Budget permitting, CGI may include a limited set (2-4) of [      ] Decoupling
     Transactions in the Proof of Concept ""Fetch/Stuff"" functionality.

High level System Requirements Specification. This documents the joint success criteria for the project and the individual requirements that the "Fetch/Stuff" Engine must provide for the Proof of Concept.

High level System Design Specification. This documents the development hardware and software platforms and system design elements. This will be delivered at the end of the development interval.

Interface Specification Document. This describes the various APIs supported by the "Fetch/Stuff" Engine module.

Provide NT/Notes scripting API to the front end interface to "Fetch/Stuff"
     Engine facility.


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

Monthly status report documenting the CGI team progress during that month.

The "Fetch/Stuff" Engine software (developed in C++ on the UNIX OS). This includes the 11 legacy system interfaces identified above - provided they are documented, tested and jointly accepted by the team at or before the end of week 4.

The delivered "Fetch/Stuff" Engine software which has been unit tested and integrated with a test client program.

SUMMARY

The consulting business and technical services outlined in this document provide U S WEST with a cost-effective framework for rapid success while incorporating the foundation for a robust and scalable environment over the long term. As envisioned by CGI, the "Fetch/Stuff" Engine (to be delivered under this Development Agreement) and associated environment is as shown in Figure 1 below.

[                                                                             ]

                          Figure 1 - DART Environment

This DART Development Agreement specifically covers the Legacy Systems Interface Code Inventory and "Fetch/Stuff" Engine proof of concept efforts to be performed by CGI from October 15, 1996 through January 31, 1997.

CGI EXPERIENCE

CGI offers U S WEST a proven approach that allows for procurement and acquisition of business/technical resources at the pace the business/project needs, and a proven record of success in Legacy Systems Interface Project Work. CGI's track record includes successful project experience with the following:

Interface to 5ESS, 1AESS, DMS100 switches on the Soft Dialtone ASAP project

Interface to SDT via ASAP project

Teaming with U S WEST Soft Dialtone team and INI to build [                  ]
     interface

Interface to [                    ] pricing and availability tables on CASH
     project

Interface to [                 ] for C-LINK Sales Assistant

CSSP evaluation of interfaces built using CONNAPI for Screen Scraping to
     [       ], [        ], and [               ] for repair information

Interface to [             ], [                ], [                ] and Work
     Manager via ARMAR

CGI has the seasoned, available talent to partner with U S WEST for this project. We can provide business and technical resources very quickly to be flexible and responsive to U S WEST's needs. Finally, CGI brings a track record of performance and success in this very type of Interface Inventory and intelligent "Engine" development project.


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

                            EXHIBIT 2 PROJECTED COST

COST OVERVIEW

The total cost of the work net of discounts is estimated at $[ ] based on expected time and material expenses. No travel is anticipated for this project. Should travel be required, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

Estimated costs for the project are provided below. Note that the Alliance, Volume and Facilities discounts are subtracted from the standard CGI time and materials costs.

                      ITEMIZATION OF COSTS                                         Amounts
-----------------------------------------------------------------------------------------------------------
CONTRACT ENGINEERING COSTS (TIME AND MATERIALS)                                      [ ]

   [  ]% Alliance Discount                                                           [ ]

   [  ]% Volume Discount                                                             [ ]

   [  ]% Facilities Discount                                                         [ ]
------------------------------------------------------------------------------------------------------------
TOTAL CONTRACT ENGINEERING                                                           [ ]
------------------------------------------------------------------------------------------------------------
TRAVEL EXPENSES                                                                      [ ]
------------------------------------------------------------------------------------------------------------
      TOTAL DA ESTIMATE:                                                             [ ]
-----------------------------------------------------------------------------------------------------------


The [ ]% Alliance Discount given is standard based on the terms of the GLA.

The [ ]% Volume Discount is being extended in good faith based on our assumption that U S WEST will continue the project in the first quarter of 1997 with follow-on work for CGI that would satisfy the overall project value threshold for the [ ]% level to apply.

Since it is assumed that U S WEST will provide the majority of the platforms, software, and work location for the project environment, the net cost estimate reflects a [ ]% computer facilities discount and a [ ]% building facilities discount ("[ ]% Facilities Discount").


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

Estimated hours by skill category are as follows:

            CATEGORY             Number of People       Total Estimated Hours
-----------------------------------------------------------------------------
Manager                                 1                       [    ]
Principal Engineer/Architect            1                       [    ]
Sr. Engineer II                         1                       [    ]
Sr. Engineer I                          3                       [    ]
Engineer                                2                       [    ]
-----------------------------------------------------------------------------
          TOTAL PEOPLE / HOURS:         8                       [    ]
-----------------------------------------------------------------------------


The estimated costs stated herein are contingent upon the precedents, dependencies, and assumptions set forth in this Agreement. U S West may, at its discretion, terminate this Agreement by providing written notice to the CGI Program Manager. IF such an eventuality occurs, all affected CGI resources
under this Agreement will be given a ramp down period of [   ] weeks to find
other work. Upon completion of the [   ] week ramp down, U S WEST will be
obligated to pay CGI for the time and materials expended in the project up to
and including the [   ] week ramp down.


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

                    EXHIBIT 3 - SCHEDULE & STATEMENT OF WORK

TASKS, SCHEDULE, AND DELIVERABLES

The high level DART project activities as proposed by CGI appear in a graphical PERT format below. The chart is intended to represent the major project tasks over the estimated timeline. The schedule assumes a Project Start Date of October 15, 1996 and an End Date of January 31, 1997. It also assumes down time in project work over the Thanksgiving and Christmas holidays.

DART Project PERT Chart [Note: W = Week; POC = Proof of Concept]

The scope and schedule for the DART project includes 8 CGI personnel for the overall interface inventory and "Fetch/Stuff" Proof of Concept effort. The following table summarizes the tasks, schedule and deliverables included in this DART Development Agreement:

         TASK(S)                        RESP.         START DATE       END DATE      DELIVERABLES
---------------------------------------------------------------------------------------------------------
Develop Schedule                         CGI           10/7/96         10/11/96      Schedule
---------------------------------------------------------------------------------------------------------
Define Project Success                  Joint          10/15/96        10/25/96      Success Criteria
Criteria
---------------------------------------------------------------------------------------------------------
Client SME Available                  U S WEST         10/15/96         1/30/97      SMEs Assigned
---------------------------------------------------------------------------------------------------------
Requirements Dev &                       CGI           10/15/96         11/4/96      Requirements Doc.
Analysis
---------------------------------------------------------------------------------------------------------
Req. Review                           U S WEST         11/5/96         11/11/96      Feedback
------------------------------------------------------------------------------------------------------
HW & SW System Available              U S WEST                         10/28/96      Development
                                                                                     Platform Available
---------------------------------------------------------------------------------------------------------
Provide HW/SW System                  U S WEST         10/29/96         1/30/97      Support
Guidance & Sys admin
---------------------------------------------------------------------------------------------------------
Design                                   CGI           10/28/96        11/29/96      Design Document
---------------------------------------------------------------------------------------------------------
Design Review                         U S WEST         12/2/96         12/13/96      Feedback
---------------------------------------------------------------------------------------------------------
Software Development                     CGI           11/11/96        12/13/96      Software
---------------------------------------------------------------------------------------------------------
Unit Test                                CGI           12/2/96         12/20/96      Unit Tested Software
---------------------------------------------------------------------------------------------------------
Integration Test                         CGI            1/6/97          1/17/97      Int. Tested Software
---------------------------------------------------------------------------------------------------------
Provide Support for                   U S WEST         12/2/96          1/17/97      Support
Integration Testing
---------------------------------------------------------------------------------------------------------
Interface Specification Doc.             CGI           10/15/96         1/30/97      Document
---------------------------------------------------------------------------------------------------------
System Test Team in Place             U S WEST          1/5/97          1/5/97       Test Team Assigned
---------------------------------------------------------------------------------------------------------


         TASK(S)                        RESP.         START DATE       END DATE      DELIVERABLES
---------------------------------------------------------------------------------------------------------
System Test Plan                      U S WEST          1/6/97          1/17/97      System Test Plan
Development
---------------------------------------------------------------------------------------------------------
System Administration                 U S WEST         1/13/97          1/24/97      Training
Training and Documentation
Review
---------------------------------------------------------------------------------------------------------
System Testing                        U S WEST         1/20/97          1/31/97      Testing
---------------------------------------------------------------------------------------------------------
Provide System Testing                   CGI           1/20/97          1/31/97      Test Support &
Support                                                                              Software
                                                                                     Maintenance Releases
---------------------------------------------------------------------------------------------------------

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

ASSUMPTIONS

The above tasks, schedule and deliverables were developed based on the following assumptions.

Overall project success for the proposed timeframe is based on the assumption that U S WEST's legacy system interfaces are in useable shape, and will not have to be substantially rewritten by CGI for inclusion into the "Fetch/Stuff" Engine architecture.

The schedule is based on a project start date of October 15, 1996. Delays in this start date may impact the estimated Proof of Concept "Fetch/Stuff" Engine delivery date of January 31, 1997 with 2 weeks of downtime for the Thanksgiving and Christmas holidays.

The work estimates are based on CGI Methodology and past experience. CGI will continuously monitor the status and notify U S WEST of any issues or jeopardy situations which may impact the delivery date.

CGI has access to timely U S WEST personnel (i.e. SMEs). CGI assumes SME access will begin at Project Start and will continue through the duration of the project schedule.

U S WEST to provide a sponsor and Project Manager to act as the liaison between the U S WEST project team and the CGI project team.

CGI will work directly with subject matter experts (SMEs) to identify highest priority legacy systems and the data required from those legacy systems.

Function determination for inclusion in interface evaluation work for different operations related to legacy system access will be prioritized by U S WEST.

Weekly status reports and meetings to be held between the U S WEST project manager the CGI project manager to measure progress against the workplan. Any known issues and risks are also discussed and raised to the next level if not resolved.

CGI development work to be performed on a Hewlett-Packard UNIX server to be provided by U S WEST.

U S WEST to provide facilities, computer equipment, server access, software, etc., by the end of Week 2.

Any delays in dependent tasks (i.e. U S WEST tasks) may impact the delivery date.

Changes requests to be submitted using the CGI or U S WEST change request process for analysts to provide estimates, costs, and impact on current deliverables. Signed approval is required before implementation of any changes requests.

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

                            EXHIBIT 4 - DELIVERABLES

DELIVERABLES

The table below provides a preliminary summary of the DART project deliverables. Please note that these deliverables are contingent upon the precedents, dependencies, and assumptions as set forth in this Agreement.

DELIVERABLE                           DESCRIPTION
-----------------------------------------------------------------------------------
Requirements Document                 Requirements document defining all system
                                      functionality for Proof of Concept system
                                      success criteria for project customer for
                                      project (person who determines if success
                                      criteria is met)
-----------------------------------------------------------------------------------
Design Document                       Design document defining:
                                      specific make and version of all software
                                      products to be used data models to be used
                                      architecture diagram depicting system
                                      components and data flows number of users
                                      for system total number of concurrent
                                      users for system expected number of
                                      transactions per unit time for system:
                                      size of data source and destination of all
                                      data items owners of data
-----------------------------------------------------------------------------------
Integration Test Plan                 Test Plan document identifying specific tests
                                      needed to verify software compatibility with
                                      the rest of the DART project.
-----------------------------------------------------------------------------------
Interface Specification Document      This document is an inventory of the selected
                                      legacy system interfaces that were assessed
                                      by the Dart team and whose APIs are supported
                                      by the proof of concept "Fetch/Stuff" Engine.
-----------------------------------------------------------------------------------
System Software                       System software for "Fetch/Stuff" Engine.
-----------------------------------------------------------------------------------

A copy of the deliverables will be provided to the appropriate U S WEST recipients. The master copy will contain a letter to be mutually signed by the parties acknowledging delivery, receipt and acceptance of the deliverables. Should CGI not receive the signed letter or a written list of items which are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverables shall be deemed accepted.


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DA Number 037-001-96     Carnegie Group, Inc. and U S WEST:    October 15, 1996
                           Proprietary and Confidential      Exhibits - Page 10

                                 SIGNATURE PAGE

IN WITNESS WHEREOF, U S WEST and CGI agree and execute this Development Agreement in duplicate by their respective authorized Project Managers.

CARNEGIE GROUP, INC.                               U S WEST

By:    /s/ BRUCE D. RUSSELL                        By:    /s/ BARBARA IRWIN
       ------------------------                           ---------------------
Title: EVP/COO                                     Title: IR Director
       ------------------------                           ---------------------
Date:  10/19/96                                    Date:  10/14/96
       ------------------------                           ---------------------


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DA Number 037-001-96     Carnegie Group, Inc. and U S WEST:    October 15, 1996
                           Proprietary and Confidential      Exhibits - Page 11